 Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2006-VT2
Composition of Contract Pool
at June 30, 2007

Average
		Current	Weighted	Weighted	Required
	Number	Required	Average	Average	Payoff
	of	Payoff	Original	Remaining	Amount
	Contracts	Amount	Term	Term	(Range)
	49,369	$530,317,815	44.96 months	30.32 months	$10,742
($0 to $2,605,606.06)

Type of Contract
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Contract	Contracts	Contracts	Amount	Amount
True Leases	29,027	58.80%	349,005,868	65.81%
Finance Leases	20,342	41.20	181,311,947	34.19

Total	49,369	100.00%	530,317,815	100.00%

CIT Equipment Collateral 2006-VT2
Geographical Distribution
(Based on obligor billing address)
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
State	Contracts	Contracts	Amount	Amount
Alabama	515	1.04%	3,041,242	0.57%
Alaska	69	0.14	805,588	0.15
Arizona	920	1.86	14,739,633	2.78
Arkansas	229	0.46	2,055,069	0.39
California	6,158	12.47	64,828,774	12.22
Colorado	1,167	2.36	10,414,460	1.96
Connecticut	944	1.91	11,435,318	2.16
Delaware	202	0.41	3,228,202	0.61
District of Columbia	172	0.35	3,449,273	0.65
Florida	4,884	9.89	46,511,819	8.77
Georgia	1,714	3.47	27,563,305	5.20
Hawaii	65	0.13	318,485	0.06
Idaho	151	0.31	761,132	0.14
Illinois	1,105	2.24	16,417,938	3.10
Indiana	604	1.22	3,973,235	0.75
Iowa	257	0.52	2,408,781	0.45
Kansas	312	0.63	2,306,546	0.43
Kentucky	408	0.83	3,936,441	0.74
Louisiana	422	0.85	3,748,064	0.71
Maine	57	0.12	190,224	0.04
Maryland	944	1.91	7,759,263	1.46
Massachusetts	1,780	3.61	18,692,897	3.52
Michigan	1,338	2.71	17,617,228	3.32
Minnesota	841	1.70	8,514,301	1.61
Mississippi	240	0.49	1,661,807	0.31
Missouri	745	1.51	6,249,704	1.18
Montana	109	0.22	421,243	0.08
Nebraska	176	0.36	2,337,059	0.44
Nevada	422	0.85	3,780,207	0.71
New Hampshire	227	0.46	1,495,062	0.28
New Jersey	2,679	5.43	31,975,363	6.03
New Mexico	188	0.38	927,375	0.17
New York	4,134	8.37	48,313,973	9.11
North Carolina	1,340	2.71	11,190,216	2.11
North Dakota	119	0.24	1,187,741	0.22
Ohio	1,228	2.49	13,076,798	2.47
Oklahoma	361	0.73	3,057,014	0.58
Oregon	616	1.25	4,851,160	0.91
Pennsylvania	1,932	3.91	19,371,304	3.65
Rhode Island	169	0.34	2,136,176	0.40
South Carolina	506	1.02	5,546,239	1.05
South Dakota	56	0.11	690,794	0.13
Tennessee	968	1.96	8,738,588	1.65
Texas	4,475	9.06	54,018,637	10.19
Utah	290	0.59	3,721,255	0.70
Vermont	74	0.15	303,731	0.06
Virginia	1,165	2.36	10,595,384	2.00
Washington	1,020	2.07	9,468,592	1.79
West Virginia	162	0.33	1,037,280	0.20
Wisconsin	642	1.30	9,036,245	1.70
Wyoming	68	0.14	411,650	0.08
Total	49,369	100.00%	530,317,815	100.00%

CIT Equipment Collateral 2006-VT2
Payment Status
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Days Delinquent	Contracts	Contracts	Amount	Amount
Current, including 1 to 30 day
delinquent contracts	47,569	96.35%	514,446,444	97.01%
31-60 days delinquent	859	1.74	7,308,906	1.38
61-90 days delinquent	384	0.78	3,989,751	0.75
91-120 days delinquent	215	0.44	1,454,082	0.27
Over 120 days delinquent	342	0.69	3,118,632	0.59
Total	49,369	100.00%	530,317,815	100.00%

Equipment Type
at June 30, 2007

		% of
		Total			% of
	Number	Number	Required		Required
	of	of	Payoff		Payoff
Type of Equipment	Contracts	Contracts	Amount		Amount
Computers	30,882	62.55%	252,819,726		47.67%
General Office Equipment/Copiers	9,783	19.82	119,784,564		22.59
Telecommunciations	5,667	11.48	106,857,500		20.15
Other (1)	1,431	2.90	28,259,837		5.33
Software	251	0.51	13,998,402		2.64
Automotive	1,120	2.27	5,173,760		0.98
Resources	215	0.44	2,814,767		0.53
Construction	14	0.03	323,082		0.06
Machine Tools	6	0.01	286,177		0.05
	49369	100%	530317815.	1	100%

(1) Includes $1,071,256.25 as the largest and $19,748.31 as the average Required Payoff Amount.

CIT Equipment Collateral 2006-VT2
Required Payoff Amount
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Required Payoff Amount	Contracts	Contracts	Amount	Amount
0.00 - 5,000.00	30,803	62.39%	63,222,466	11.92%
5,000.01 - 10,000.00	8,259	16.73	58,887,605	11.10
10,000.01 - 15,000.00	3,595	7.28	44,096,427	8.32
15,000.01 - 25,000.00	2,962	6.00	56,522,289	10.66
25,000.01 - 50,000.00	2,086	4.23	71,943,836	13.57
50,000.01 - 100,000.00	978	1.98	66,770,711	12.59
100,000.01 - 150,000.00	292	0.59	35,658,713	6.72
150,000.01 - 250,000.00	221	0.45	41,388,984	7.80
250,000.01 - 500,000.00	110	0.22	37,648,297	7.10
500,000.01 - 1,000,000.00	49	0.10	33,933,658	6.40
1,000,000.01 - 2,000,000.00	13	0.03	17,639,223	3.33
2,000,000.01 - 2,605,606.06	1	0.00	2,605,606	0.49
Total	49,369	100.00%	$ 530,317,815	100.00%

Remaining Term
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Remaining Terms of Contracts	Contracts	Contracts	Amount	Amount
(months)
0- 12	9,910	20.07%	39,064,409	7.37%
13- 24	18,273	37.01	179,874,264	33.92
25- 36	11,207	22.70	129,507,861	24.42
37- 48	7,090	14.36	120,362,484	22.70
49- 60	2,887	5.85	61,295,400	11.56
61- 72	2	0.00	213,396	0.04
Total	49,369	100.00%	530,317,815	100.00%

Distribution by Originator
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Distriution by Originator	Contracts	Contracts	Amount	Amount
DFS	29,608	59.97%	238,729,878	45.02%
CIT Technology	13,135	26.61	183,214,270	34.55
CIT Communications (Avaya)	5,506	11.15	103,199,907	19.46
Snap-on Credit	1,120	2.27	5,173,760	0.98
Total	49,369	100.00%	530,317,815	100.00%

CIT Equipment Collateral 2006-VT2
Types of Obligor
at June 30, 2007

		% of
		Total		% of
	Number	Number	Required	Required
	of	of	Payoff	Payoff
Type of Obligor	Contracts	Contracts	Amount	Amount
Service Organizations (1)	23,951	48.51%	247,857,773	46.74%
Manufacturing	4,351	8.81	74,163,335	13.98
Finance, Insurance, & Real Estate (Finanical Institutions)	4,468	9.05	51,583,535	9.73
Medical /Healthcare Organizations	2,829	5.73	37,239,975	7.02
Wholesale Trade	2,646	5.36	30,333,316	5.72
Retail Trade	3,508	7.11	19,843,013	3.74
Communications & Utilities	542	1.10	15,106,376	2.85
Construction	2,089	4.23	11,896,987	2.24
Other (2)	2,011	4.07	11,795,328	2.22
Public Administration	760	1.54	10,318,792	1.95
Transportation	954	1.93	7,345,037	1.39
Printing, Publishing & Allied Products	547	1.11	6,529,930	1.23
Resources & Agriculture	713	1.44	6,304,417	1.19
Total	49,369	100.00%	530,317,815	100.00%

(1)	Primarily: Miscellaneous Service Organizations (24.69%); Business Services (21.15%); Engineering, Accounting and Research (19.43%); Educational Services (6.30%) and Personal Services (6.25%).
(2)	Includes $475,936.17 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 2.22% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 2.08% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.14% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could b grouped into some other more specific type of obligor category.

Obligor Concentration

	Number	% of Total	Required	Required
Obligors (including contracts securing	of	Number of	Payoff	Payoff
vendor loans )	Contracts	Contracts	Amount	Amount
Top 5 Obligors	182	0.37%	$ 30,707,950	5.79%

     The Top 5 obligors conduct business in the Manufacturing Industries (3.01%); Communications & Utilities (1.36%), And Medical/Healthcare Organizations (1.42%) .

CIT Equipment Collateral 2006-VT2
Scheduled Payments from the Contracts
at June 30, 2007

Collection	Scheduled	Collection	Scheduled
Period	Cashflows	Period	Cashflows
Positive Rent Due	4,966,040.55

July-2007	17,830,131	June-2010	4,949,011
August-2007	26,635,344	July-2010	4,761,974
September-2007	22,968,796	August-2010	4,522,444
October-2007	22,320,740	September-2010	4,240,897
November-2007	26,659,087	October-2010	4,073,387
December-2007	21,327,080	November-2010	3,843,804
January-2008	21,805,459	December-2010	3,703,149
February-2008	25,031,308	January-2011	3,677,484
March-2008	20,517,988	February-2011	3,628,155
April-2008	20,026,877	March-2011	3,420,292
May-2008	23,044,658	April-2011	3,105,558
June-2008	18,638,331	May-2011	2,690,003
July-2008	18,566,973	June-2011	2,204,834
August-2008	21,455,117	July-2011	1,774,565
September-2008	18,620,674	August-2011	1,396,149
October-2008	16,968,492	September-2011	958,341
November-2008	18,603,692	October-2011	513,819
December-2008	15,997,759	November-2011	186,975
January-2009	15,654,621	December-2011	127,148
February-2009	17,217,423	January-2012	73,344
March-2009	14,769,240	February-2012	21,594
April-2009	13,306,947	March-2012	11,176
May-2009	13,700,176	April-2012	10,348
June-2009	11,234,133	May-2012	8,426
July-2009	10,134,589	June-2012	6,629
August-2009	9,733,128	July-2012	5,949
September-2009	9,111,341	August-2012	3,709
October-2009	7,161,039	September-2012	3,709
November-2009	6,564,884	October-2012	3,709
December-2009	6,006,734	November-2012	2,956
January-2010	5,889,702	December-2012	2,956
February-2010	5,825,527	January-2013	2,956
March-2010	5,623,888	February-2013	2,956
April-2010	5,445,948	March-2013	2,956
May-2010	5,229,152	April-2013	2,956